SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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DUCOMMUN INCORPORATED

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2021.

DUCOMMUN INCORPORATED

DUCOMMUN INCORPORATED
200 SANDPOINTE AVENUE, SUITE 700
SANTA ANA, CA 92707
ATTN: RAJIV A. TATA

D36507-P48488

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 23, 2021
Date: April 21, 2021 **Time:** 9:00 AM PT
Location: Online via live audio webcast at www.virtualshareholdermeeting.com/DCO2021

The company will be hosting the meeting exclusively online via live audio webcast. To attend the meeting online, please visit www.virtualshareholdermeeting.com/DCO2021 and be sure to have available the information that is printed in box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Annual Report Notice and Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before the Meeting: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/DCO2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR the nominee listed: 1. Election of Director Nominee: 01) Shirley G. Drazba The Board of Directors recommends a vote FOR proposals 2 and 3. 2. Advisory resolution to approve executive compensation. 3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items The Board of Directors recommends a vote FOR the nominee listed: 1. Election of Director Nominee: 01) Shirley G. Drazba The Board of Directors recommends a vote FOR proposals 2 and 3. 2. Advisory resolution to approve executive compensation. 3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D36509-P48488Voting Items The Board of Directors recommends a vote FOR the nominee listed: 1. Election of Director Nominee: 01) Shirley G. Drazba The Board of Directors recommends a vote FOR proposals 2 and 3. 2. Advisory resolution to approve executive compensation. 3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D36509-P48488

D36510-P48488